SECURITIES AND EXCHANGE COMMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) February 22, 1994


                        CATELLUS DEVELOPMENT CORPORATION
               (Exact Name of Registrant as Specified in Charter)



          Delaware                   0-18694             94-2953477
(State or Other Jurisdiction       (Commission         (IRS Employer
     of Incorporation)             File Number)        Identification No.)


201 Mission Street, San Franciso, California        94105
(Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code (415) 974-4500


                                 Not Applicable
         (Former name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.


          On February 22, 1994, Catellus Development Corporation issued a press release, a copy of which is included as an exhibit hereto and incorporated herein by reference.

                                 EXHIBIT INDEX


                                             Sequential
Exhibit                                      Page No.



20                  Press Release of the
                    Registrant dated
                    February 22, 1994

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                         CATELLUS DEVELOPMENT CORPORATION
                              (Registrant)



                         By   /s/ David A. Smith
                              David A. Smith
                              Senior Vice President
                                and Chief Financial Officer